Exhibit 99.1

CarGurus, Inc. Names Steve Conine to its Board of Directors

Wayfair Co-Founder Brings Extensive Product Engineering and Business Innovation Expertise to the Nation’s Largest Car Shopping Website

CAMBRIDGE, Mass. – June 7, 2018 – CarGurus, Inc. (Nasdaq: CARG), a leading global online automotive marketplace, today announced the appointment of Steve Conine to the company’s Board of Directors. Steve is Co-Founder and Co-Chairman of Wayfair (NYSE: W), one of the world’s largest online destinations for the home.

“Steve is widely recognized as a visionary technology entrepreneur and business leader, and I am thrilled to welcome him to our Board of Directors,” said Langley Steinert, Founder, CEO and Chairman of CarGurus. “His engineering and product expertise and his experience building Wayfair into a major global brand will be of great value to our Board and the company. I look forward to his contributions to our long-term success.”

Steve co-founded Wayfair in 2002 with Niraj Shah. In addition to his current role as co-founder and co-chairman, Steve served as Chief Technology Officer until 2015. The Boston-based company makes it possible for shoppers throughout North America and Europe to easily find exactly what they want from a selection of items across home furnishings, décor, home improvement, housewares and more

“It is an exciting time for CarGurus, now a market leader in the US with a growing international presence,” said Conine. “I am honored to join the CarGurus Board of Directors and look forward to working closely with Langley and the rest of the team as they continue to transform the business of shopping for and selling cars.”

Prior to co-founding Wayfair, Steve served as Chief Technology Officer for Simplify Mobile Corporation, an enterprise software company he co-founded in 2001. He also served as Chief Operating Officer for the London office of iXL Enterprises, Inc. and Chief Technology Officer of Spinners Incorporated, an IT consulting company he co-founded. He received a Bachelor of Science degree from Cornell University.

Steve will occupy a newly-created seat on the CarGurus Board of Directors.

About CarGurus

Founded in 2006, CarGurus (Nasdaq: CARG) is a global, online automotive marketplace connecting buyers and sellers of new and used cars. The company uses proprietary technology, search algorithms and data analytics to bring trust and transparency to the automotive search experience and help users find great deals from top-rated dealers. CarGurus is the largest automotive shopping site in the U.S. based on monthly unique visitor traffic (source: comScore Media Metrix Multi Platform, March 2018). In addition to the United States, CarGurus operates online marketplaces in Canada, the United Kingdom, Germany, and Italy.

CarGurus® is a registered trademark of CarGurus, Inc.

To learn more about CarGurus, visit www.CarGurus.com.

© 2018 CarGurus, Inc., All Rights Reserved.

All product names, trademarks and registered trademarks are property of their respective owners.

Important Information Regarding Forward-Looking Statements:

This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding the expected contributions of Mr. Conine to our Board of Directors, the attractiveness of our product offerings and platform, the value proposition of our products and our market awareness, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, our relationships with dealers, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to expand effectively into new markets, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our Quarterly Report on Form 10-Q, filed on May 3, 2018 with the U.S. Securities and Exchange Commission (SEC), and subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee that future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform such statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.